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                                                                    EXHIBIT 23.8


                           CONSENT OF NAMED DIRECTOR

     I hereby consent to be named as director-nominee in the Registration Statement on Form S-4 filed by Atmos Energy Corporation.


                                                 /s/ Richard W. Cardin
                                                -----------------------------
                                                 Richard W. Cardin

Date: October 3, 1996